PATENT TRANSFER AND SALE AGREEMENT

THIS AGREEMENT (hereinafter: "the Agreement") made this day of March 27, 2008 among **Appelfeld Zer Fisher, Advocates and Patent Attorneys** from address: B.S.R Tower 1, Floor 16, 2 Ben Gurion Rd., Ramat Gan, Israel (hereinafter: "AZF"). And **"Dynamic Applications Corp"**, A Delaware Corporation, from address: 113 Barksdale Professional Center, Newark, Delaware, County of New Castle, Zip Code 19711 (hereinafter: "the Company"). ("AZF", "The Company" hereinafter: "the parties").

WITNESSETH:

WHEREAS, AZF desires to sell, assign, convey, and transfer the Patent title and interests therein to the Company, and the company desires to buy and acquire the Patent and all intellectual property rights therein, all in accordance with the terms and conditions of this Agreement; and

NOW, THEREFORE, in consideration of the receipt of the payments specified hereunder, the parties, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS AND INTERPRETATION

"**The Patent**": United States Patent number: 5,497,555, titled ***"Electromagnetic percussion device***. A copy of the specifications and of the drawings of the Patent is attached here to as Annex 1.

2. CONVEYANCE OF RIGHTS (ASSIGNMENT)

2.1. Upon the completion of the execution of assignments from the original inventor to AZF, AZF agrees to transfer, convey and assign exclusively to the Company all of its rights, title, and interest in and to the Patent clear of any lien, charge, claim, license, preemptive right or any other encumbrance or third party right; in perpetuity (or for the longest period of time otherwise permitted by law).

2.2. AZF shall forward to the company the assignment in the form attached as **Annex 2** within one week following the signature of the agreement.

2.3. Notwithstanding the above mentioned, it is agreed by the parties that this agreement shall come into force upon the completion of the execution of assignments from the original inventor to AZF and from AZF to the Company.

3. **CONSIDERATION**

3.1. In consideration for the transfer of rights in the Patent under this Agreement, the Company shall pay AZF the amount of $17,000 (Seventeen Thousand USD) (hereinafter: "the Consideration") payable by the Company to AZF upon the signature of the agreement by way of bank transfer.

3.2. It is agreed by the parties that in the unlikely event that the agreement will not come into force, AZF will return the Consideration to the Company.

3.3. All costs and expenses relating to the transfer of rights under this agreement including the cost of preparation of the agreement shall be borne by the Company.

4. **WARRANTIES OF TITLE**

4.1. **Company's Representations**. the Company represents and warrants that the execution, delivery and performance of this Agreement does not and will not constitute a breach of any law, agreement or instrument to which the Company is a party or by which it is bound.

4.2. **AZF's Representations**

AZF represents and warrants that the Company shall receive pursuant to this Agreement complete and exclusive right, title, and interest in and to the Patent.

5. **FURTHER ASSURANCES**

5.1. AZF shall take all necessary actions as may be required under any relevant law or required by any official or authority, to continue, register, and otherwise give full effect to the transfer of ownership of the Patent to the Company. AZF therefore agrees:

5.1.1. To execute, acknowledge, and deliver any affidavits or documents of assignment and conveyance regarding the Patent;

5.1.2. To provide testimony in connection with any proceeding affecting the right, title, or interest of the company in the Patent.

5.1.3. To disclose and/or deliver to the Company any portion or component of the Patent which may be omitted from the disclosure and delivery to the Company which is required under this Agreement, promptly upon the discovery of such omission;

6. **ACKNOWLEDGMENT OF RIGHTS**

In furtherance of this Agreement, AZF hereby acknowledges that, from and after the date of this Agreement, the company has acceded to all of AZF's right, title, and standing to defend and compromise any and all such actions, suits, or proceedings, whether the cause thereof already exist or may arise after the date hereof, relating to such transferred and assigned rights, title, interest, and benefits, and perform all other such acts in relation thereto as the company, in its sole discretion, deems advisable.

7. **MISCELLANEOUS**

7.1. The parties hereby agrees that each provision herein shall be treated as a separate and independent clause, and the unenforceability of any one clause shall in no way impair the enforceability of any of the other clause herein. Moreover, if one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions shall be construed by the appropriate judicial body by limiting or reducing it or them so as to be enforceable to the maximum extent compatible with the applicable law as it shall then appear.

7.2. All covenants and agreements hereunder shall inure to the benefit of and be enforceable by the successors or assigns of the Company.

7.3 This Agreement and all aspects of the relationship between the parties hereto shall be construed and enforced in accordance with and governed by the laws of the State of ISRAEL. It is hereby agreed between the parties to this Agreement that all disputes arising from the terms and/or subject matter of this Agreement [illegible] to the jurisdiction of the appropriate courts of Tel Aviv, Israel.

7.4 All notices provided for in this Agreement shall be given in writing and shall be effective when either served by hand delivery, electronic

facsimile transmission, express overnight courier service, or by registered or certified mail, return receipt requested, addressed to the parties at their respective addresses set forth below, or to such other address or addresses as either party may later specify by written notice to the other:

If to AZF:
Address: B.S.R Tower 1, Floor 16, 2 Ben Gurion Rd., Ramat Gan, Israel, Israel
Attention: Ilanit Appelfeld

If to the Company:
Address: 113 Barksdale Professional Center, Newark, Delaware, County of New Castle, Zip Code 19711
Attention:

7.3. The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope of any section of this Agreement.

7.4. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

7.5. This Agreement merges and supersedes all prior and contemporaneous agreements, assurances, representations, and communications between the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal effective as of the date shown above.

DYNAMIC APPLICATIONS CORP

By (Signature): ______________

Name: Eyal Rozenberg

Title: CEO

3/25/09

EYAL ROZENBERG

By (Signature): אילנית אפלפלד, עו"ד

Name: Ilanit Appelfeld

Title: Partner, AZF

500512300A

APRIL 14, 2008

PTAS

YORAM ZER
2 BEN GURION
B.S.R TOWER 1, FLOOR 16
RAMAT GAN, 52573 ISRAEL

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 04/13/2008

REEL/FRAME: 020783/0942
NUMBER OF PAGES: 3

BRIEF: ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS).
DOCKET NUMBER: Z\\31\\6\\

ASSIGNOR:
APPELFELD ZER FISHER

DOC DATE: 04/10/2008

ASSIGNEE:
DYNAMIC APPLICATIONS CORP
113 BARKSDALE PROFESSIONAL CENTER
113 BARKSDALE PROFESSIONAL CENTER
NEWARK, DELAWARE 19711

SERIAL NUMBER: 08359149
PATENT NUMBER: 5497555
TITLE: ELECTROMAGNETIC PERCUSSION DEVICE

FILING DATE: 12/19/1994
ISSUE DATE: 03/12/1996

PATENT ASSIGNMENT

Electronic Version v1.1
Stylesheet Version v1.1

04/13/2008
500512300

SUBMISSION TYPE:	NEW ASSIGNMENT
NATURE OF CONVEYANCE:	ASSIGNMENT

CONVEYING PARTY DATA

Name	Execution Date
Appelfeld Zer Fisher	04/10/2008

RECEIVING PARTY DATA

Name:	Dynamic Applications Corp
Street Address:	113 Barksdale Professional Center
Internal Address:	113 Barksdale Professional Center
City:	Newark
State/Country:	DELAWARE
Postal Code:	19711

PROPERTY NUMBERS Total: 1

Property Type	Number
Patent Number:	5497555

OP $40.00 5497555

CORRESPONDENCE DATA

Fax Number: (972)375-5388

Correspondence will be sent via US Mail when the fax attempt is unsuccessful.

Phone: +972+3+7553863/2
Email: yoram@patentim.com
Correspondent Name: Yoram Zer
Address Line 1: 2 Ben Gurion
Address Line 2: B.S.R Tower 1, Floor 16
Address Line 4: Ramat Gan, ISRAEL 52573

ATTORNEY DOCKET NUMBER:	Z\31\6\
NAME OF SUBMITTER:	Yoram Zer

Total Attachments: 2
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Annex 2

ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned has sold and assigned, and by these presents hereby sells and assigns, unto:

Company name : "Dynamic Applications Corp"
Address : 113 Barksdale Professional Center, Newark, Delaware, County of New Castle, Zip Code 19711

(hereinafter: ASSIGNEE) all right; title, interest and possessions in and to his invention relating to:

"Electromagnetic percussion device", No: 5,497,555

including, without limitation, all applications for patents, utility models, and designs which may hereafter be filed for said invention in any country or countries foreign to the United States, together with the right to file such applications and the right to claim for the same the priority rights derived from said United States application under the Patent Laws of the United States, the International Convention for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable; and all forms of industrial property protection, including, without limitation, patents, utility models, inventors' certificates and designs which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

Each of the undersigned hereby authorizes and requests the Commissioner of Patents and Trademarks to issue any and all Letters patent to said ASSIGNEE, its successors or assigns in accordance herewith.

Each of the undersigned warrants and covenants that he has the full and unencumbered right to sell and assign the interests herein sold and assigned and that he has not executed and will not execute any document or instrument in conflict herewith.

Each of the undersigned further covenants and agrees he will communicate to said ASSIGNEE, its successors, legal representatives or assigns all information known to him relating to said invention or patent application and that he will execute and deliver any papers, make all rightful oaths, testify in any legal proceedings and perform all other lawful acts deemed necessary or desirable by said ASSIGNEE, its successors, legal representatives or assigns to perfect title to said invention, to said application including divisions and continuations thereof and to any and all Letters Patent which may be granted therefore or thereon, including reissues or extensions, in said ASSIGNEE, its successors, or assigns or to assist said ASSIGNEE, its successors, legal representatives or

assigns in obtaining, reissuing or enforcing Letters Patent of the United States for said invention.

Name: Appelfeld Zer Fisher
Residence:
By: Ilanit Appelfeld – Senior Partner
Signature:_____
Date:__________

Note: If signed abroad, prima facie evidence of execution may optionally be obtained by execution of this document before a U.S. Consul or before a local officer authorized to administer oaths whose authority is proved by a certificate from a U.S. Consul. If signed domestically, do so before a Notary Public. Otherwise the execution by the inventors should be witnessed by at least two witnesses who sign here:

WITNESSES:

Signature : ____________________ **Date :** ____________

Signature : ____________________ **Date :** ____________

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